UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2020

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On October 27, 2020, Trustmark Corporation issued a press release announcing its financial results for the period ended September 30, 2020.  A copy of this press release and the accompanying financial statements and slide presentation are attached hereto as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election and Appointment of Executive Chairman

On October 27, 2020, the Board of Directors of Trustmark Corporation (Trustmark) elected Gerard R. Host, 66, to serve as Executive Chairman of Trustmark, and the Board of Directors of Trustmark National Bank (the Bank), a wholly owned subsidiary of Trustmark, appointed him Executive Chairman of the Bank, in each case effective as of January 1, 2021. Mr. Host currently serves as Chairman, President and Chief Executive Officer of Trustmark, as well as Chairman and Chief Executive Officer of the Bank.

In connection with Mr. Host’s election and appointment as Executive Chairman of Trustmark and the Bank, effective January 1, 2021, Trustmark and Mr. Host have entered into an employment agreement (the Host Agreement) to replace Mr. Host’s 2010 employment agreement, as amended.  The Host Agreement is effective as of January 1, 2021.

As of the date of this Current Report on Form 8-K, neither Mr. Host nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Host a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

The Host Agreement provides for Mr. Host to serve as Executive Chairman of Trustmark and the Bank for a term beginning January 1, 2021 and continuing until the 2022 annual meeting of Trustmark’s shareholders.

Under the Host Agreement, Mr. Host will be guaranteed a minimum base salary of $700,000 annually.  Mr. Host’s base salary may be reduced, however, below $700,000, if Trustmark reduces the base salaries of other senior executives.  Mr. Host will be eligible to earn an annual cash bonus, with a bonus target amount of 60% of his base salary. Trustmark will have the discretion to increase the annual bonus above or decrease the annual bonus below the bonus target amount for that year. He will also be eligible to receive equity compensation awards on such basis as recommended by the Human Resources Committee of Trustmark’s Board of Directors and approved by Trustmark’s Board of Directors.

On any cessation of employment, Mr. Host will be entitled to his unpaid earned base salary and, except in the case of termination for cause, any unpaid earned annual bonus for the prior year (earned compensation). He will be entitled to additional severance benefits in the event his employment ends as a result of his death or disability, or in the event his employment is terminated by Trustmark without cause in connection with a change in control of Trustmark or not, or in the event Mr. Host resigns for good reason in connection with a change in control of Trustmark or not.

If Mr. Host’s employment is terminated by Trustmark other than for cause, death or disability or if he resigns for good reason, in each case not in connection with a change in control of Trustmark, he will be entitled to earned compensation and a payment equal to two times the sum of (1) his annual base salary and (2) the average of his annual bonuses for the three years prior to the end of his employment. He will also be entitled to 24 months of continuing medical, dental and vision coverage (or a cash payment in lieu thereof) on the same premium cost sharing basis as prior to termination.

If Mr. Host’s employment is terminated by Trustmark other than for cause, death or disability or he resigns for good reason, in each case within two years after a change in control during the term of the Host Agreement, he will be entitled to the following additional severance benefits (in addition to earned compensation): (1) a payment equal to three times the sum of (x) his annual base salary immediately prior to the change in control and (y) the average of his annual bonuses for the three years prior to the change in control, (2) 36 months of continuing medical, dental and vision coverage (or a cash payment in lieu thereof) on the same premium cost sharing basis as prior to termination, and (3) accelerated vesting of any unvested equity incentive awards, with any time- or service-based vesting conditions deemed to be satisfied and any performance-based vesting conditions to be based on performance as of the end of the calendar quarter ending on or prior to the change in control.

If Mr. Host’s employment is terminated due to disability or if he dies during the term, he or his designated beneficiary, spouse or estate will be entitled to his earned compensation plus a lump-sum payment of the time-weighted pro-rata share of his annual bonus target amount for that year.

The foregoing description is a summary of the material terms of the Host Agreement and is qualified in its entirety by reference to the Host Agreement itself, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Election and Appointment of President and Designation of Chief Executive Officer

On October 27, 2020, the Board of Directors of Trustmark elected Duane A Dewey, 62, to serve as President and designated him Chief Executive Officer of Trustmark, and the Board of Directors of the Bank appointed Mr. Dewey to continue to serve as President and designated him Chief Executive Officer of the Bank, in each case upon the retirement of Gerard R. Host as President and Chief Executive Officer of Trustmark and Chief Executive Officer of the Bank on January 1, 2021. Mr. Dewey currently serves as a Director of Trustmark, as well as Director, President and Chief Operating Officer of the Bank.

As of the date of this Current Report on Form 8-K, neither Mr. Dewey nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Dewey a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

In connection with Mr. Dewey’s election and designation as President and Chief Executive Officer and the related increase in his responsibilities, he will be granted a one-time award of time-based restricted stock units with an aggregate value of $300,000 in January 2021, vesting in January 2024.

In connection with Mr. Dewey’s election and appointment as President and designation as Chief Executive Officer of Trustmark and the Bank, effective January 1, 2021, Trustmark and Mr. Dewey have entered into an employment agreement (the Dewey Agreement) to replace Mr. Dewey’s change in control agreement.  The Dewey Agreement is effective as of January 1, 2021.

The Dewey Agreement provides for Mr. Dewey to serve as President and Chief Executive Officer of Trustmark and the Bank for a term of five years beginning January 1, 2021.

Under the Dewey Agreement, Mr. Dewey will be guaranteed a minimum base salary of $700,000 annually, subject to annual review.  Mr. Dewey’s base salary may be reduced, however, below $700,000, if Trustmark reduces the base salaries of other senior executives.  Mr. Dewey will be eligible to earn an annual cash bonus, with a bonus target amount of 75% of his base salary, or for years after 2021, such greater percentage of his base salary up to a maximum of 100% as may be approved by Trustmark’s Board of Directors. Trustmark will have the discretion to increase the annual bonus above or decrease the annual bonus below the bonus target amount for that year. He will also be eligible to receive equity compensation awards on such basis as recommended by the Human Resources Committee of Trustmark’s Board of Directors and approved by Trustmark’s Board of Directors.

On any cessation of employment, Mr. Dewey will be entitled to his unpaid earned base salary and, except in the case of termination for cause, any unpaid earned annual bonus for the prior year (earned compensation). He will be entitled to additional severance benefits in the event his employment ends as a result of his death or disability, or in the event his employment is terminated by Trustmark without cause in connection with a change in control of Trustmark or not, or in the event Mr. Dewey resigns for good reason in connection with a change in control of Trustmark or not.

If Mr. Dewey’s employment is terminated by Trustmark other than for cause, death or disability or if he resigns for good reason, in each case not in connection with a change in control of Trustmark, he will be entitled to earned compensation and a payment equal to two times the sum of (1) his annual base salary and (2) the average of his annual bonuses for the three years prior to the end of his employment. He will also be entitled to 24 months of continuing medical, dental and vision coverage (or a cash payment in lieu thereof) on the same premium cost sharing basis as prior to termination.

If Mr. Dewey’s employment is terminated by Trustmark other than for cause, death or disability or he resigns for good reason, in each case within two years after a change in control during the term of the Dewey Agreement, he will be entitled to the following additional severance benefits (in addition to earned compensation): (1) a payment equal to three times the sum of (x) his annual base salary immediately prior to the change in control and (y) the average of his annual bonuses for the three years prior to the change in control, (2) 36 months of continuing medical, dental and vision coverage (or a cash payment in lieu thereof) on the same premium cost sharing basis as prior to termination, and (3) accelerated vesting of any unvested equity incentive awards, with any time- or service-based vesting conditions deemed to be satisfied and any performance-based vesting conditions to be based on performance as of the end of the calendar quarter ending on or prior to the change in control.

If Mr. Dewey’s employment is terminated due to disability or if he dies during the term, he or his designated beneficiary, spouse or estate will be entitled to his earned compensation plus a lump-sum payment of the time-weighted pro-rata share of his annual bonus target amount for that year.

The foregoing description is a summary of the material terms of the Dewey Agreement and is qualified in its entirety by reference to the Dewey Agreement itself, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Election of Principal Financial Officer and Designation of Chief Financial Officer

On October 27, 2020, Louis E. Greer notified the Boards of Directors of Trustmark and the Bank that he intends to retire as Treasurer and Principal Financial Officer of Trustmark and Chief Financial Officer of the Bank, effective March 1, 2021.  On October 27, 2020, the Board of Directors of Trustmark elected Thomas C. Owens, 56, to serve as Treasurer and Principal Financial Officer of Trustmark, and the Board of Directors of the Bank designated him Chief Financial Officer of the Bank, in each case upon the anticipated retirement of Louis E. Greer as Treasurer and Principal Financial Officer of Trustmark and Chief Financial Officer of the Bank on March 1, 2021.

Mr. Owens has more than 33 years of experience and has been Executive Vice President and Treasurer of the Bank since 2013.

As of the date of this Current Report on Form 8-K, neither Mr. Owens nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Owens a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

In connection with Mr. Owens’ promotion and the related increase in his responsibilities, he will be granted a one-time award of time-based restricted stock units with an aggregate value of $100,000 in March 2021, vesting in March 2024. Mr. Owens’ salary will be $360,000 effective March 1, 2021. His bonus (short term incentive) opportunity linked to 2021 performance is targeted at 50% of salary. His equity award (long term incentive) level for the 2021 grant will be targeted at a value of $200,000.

Election of Principal Accounting Officer and Designation of Chief Accounting Officer

On October 27, 2020, the Board of Directors of Trustmark elected George T. Chambers, Jr., 60, to serve as Principal Accounting Officer of Trustmark, and the Board of Directors of the Bank designated him Chief Accounting Officer of the Bank, in each case upon the anticipated retirement of Louis E. Greer as Principal Accounting Officer of Trustmark on March 1, 2021.

Mr. Chambers has 38 years of experience and has been Controller of the Bank since 2007. He has also served as Director of Internal Financial Accounting and Reporting for the Bank.

As of the date of this Current Report on Form 8-K, neither Mr. Chambers nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Chambers a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

Mr. Chambers’ salary will be increased 10% effective March 1, 2021.  His bonus (short term incentive) opportunity linked to 2021 performance is targeted at 35% of salary.  His equity award (long term incentive) level for the 2021 grant will be targeted at a value of $120,000.

Trustmark has entered into a change in control agreement with Mr. Chambers, effective March 1, 2021, which form of agreement is filed as Exhibit 10-ad to Trustmark’s Current Report on Form 8-K filed on February 7, 2014.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, the Board of Directors of Trustmark approved an amendment to Article III, Section 12 of Trustmark’s bylaws (Bylaws) to provide that the Chairman of the Executive Committee of Trustmark will be a non-executive director if the Chairman of the Corporation Board is otherwise not an independent director, as defined by Nasdaq or the exchange on which the Corporation's common equity securities are listed for trading. The full text of the second sentence of Article III, Section 12 of the Bylaws, as amended and restated, is reprinted below:

The Chairman of the Executive Committee shall be a non-executive director if the positions of Chairman of the Board and Chief Executive Officer are held by the same person or if the Chairman of the Board is otherwise not an independent director, as defined by the Nasdaq Stock Market or the exchange on which the corporation's securities are listed for trading.

The Board of Directors of Trustmark also approved an amendment to Article III, Section 2 of the Bylaws to remove the exception from the mandatory retirement age of 70 for the director serving as Chairman at the time of a prior Bylaws amendment. The full text of the last sentence of Article III, Section 2 of the Bylaws, as amended and restated, is reprinted below:

Upon attaining the age of seventy (70) years, a director shall retire effective upon the completion of such director’s then current term of office.

The full text of Trustmark’s Bylaws, as amended and restated, is filed herewith as Exhibit 3.1 hereto.

____________________________

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Bylaws of Trustmark Corporation dated October 27, 2020
10.1	Employment Agreement between Trustmark Corporation and Gerard R. Host dated October 27, 2020
10.2	Employment Agreement between Trustmark Corporation and Duane A. Dewey dated October 27, 2020
99.1	Press release announcing financial results for the period ended September 30, 2020
99.2	Investor slide presentation for the period ended September 30, 2020
99.3	Press release announcing management succession
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	October 27, 2020